PROJECT IMPACTS

(1984–PRESENT*)

$49.9	$21.3	$6.6
Billion	Billion	Billion
total economic benefits	personal income including wages and benefits, with $11.0 billion for construction workers	tax revenues ($2.1 billion state/local and $4.5 billion federal)

211.5	241.7	130.6
Million	Thousand	Thousand
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

HELPING BUILD AMERICA–THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	851	1,712,380
Bricklayers (including tile setters)	6,281	12,633,250
Carpenters	19,162	38,522,030
Cement Masons	3,908	7,855,660
Electrical Workers	16,019	32,203,270
Elevator Constructors	907	1,820,970
Insulators	1,285	2,583,840
Ironworkers	2,838	5,708,340
Laborers	14,238	28,617,090
Operating Engineers	3,844	7,726,230
Other	7,643	15,365,170
Painters	8,261	16,609,470
Plumbers	11,582	23,284,760
Roofers	3,356	6,749,270
Sheet Metal Workers	3,383	6,801,320
Teamsters	1,649	3,315,390
Grand Total	105,206	211,508,440

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.